Exhibit 10.2

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

AND ESCROW INSTRUCTIONS

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (“Amendment”) is made by and between the entities executing on behalf of the various selling entities listed on the signature page hereto (collectively, “Seller”) and INNKEEPERS USA LIMITED PARTNERSHIP, a Virginia limited partnership (“Purchaser”) as of this 4th day of August, 2006.

WHEREAS, Seller and Purchaser entered into that certain Purchase and Sale Agreement and Escrow Instructions dated as of July 21,2006 (the “Agreement”); and

WHEREAS, Seller and Purchaser desire to amend the Agreement pursuant to the terms hereof.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller agree as follows:

1. Defined Terms. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meanings given such terms in the Agreement.

2. Due Diligence Review Items. Notwithstanding anything to the contrary in the Agreement, in addition to Purchaser’s right to terminate the Agreement based on disapproval of the matters set forth in Section 4.3.3 of the Agreement, Purchaser shall have the further right to terminate the Agreement prior to 3:00 p.m. California time on August 7, 2006, in the event that Purchaser and Seller are unable, in good faith, to reach an agreement with respect to the terms of an indemnity agreement (the “Indemnity Agreement”) covering liability for losses arising out of the pending litigation against the Garden Grove property filed in the Superior Court of the State of California, County of Orange, Case No. 04CC12195, captioned RD Golf Center Company, LLC, Plaintiff vs. Garden Grove Sanitary District, et al, the delivery of which Indemnity Agreement by Seller shall be a condition precedent to Purchaser’s obligation to close under the Agreement.

3. Estoppels. The following subsection is hereby added to Section 5.2 of the Agreement:

“(r) Commercially reasonable estoppels or other reasonably satisfactory evidence (which may be in the form of an estoppel issued by Seller) from any private or public entities that are entitled to seek reimbursement or otherwise assess common charges to the Property or any portions thereof indicating that all amounts due thereunder with respect to the Property are paid current with respect to the following:

“(i) Anaheim – (x) Common area costs under the recorded CC&Rs; and (y) Amounts due and quitclaim of repurchase option under the referenced Development and Repurchase Agreement;

“(ii) San Diego – Amounts due under the referenced Property Grading Agreement;

“(iii) Garden Grove – Amounts due under the recorded CC&Rs;

“(iv) Ontario – (x) Amounts due under the recorded CC&Rs; and (y) Amounts due under recorded Shared Parking, Access and Maintenance Agreement.”

3. Additional Contracts. The contracts and leases listed on Schedule “C-l” attached hereto are hereby added to the contracts listed on Schedule “C” to the Agreement.

4. Conflict. In the event of a conflict between terms and conditions of this Amendment and the terms and conditions of the Agreement, the terms and conditions of this Amendment shall control.

5. No Further Modification. Except as set forth in this Amendment, all other terms and provisions of the Agreement shall be and remain unmodified and in full force and effect.

6. Facsimile/Electronic Signature Counterparts. This Amendment may be executed in facsimile or electronic pdf format counterparts, each facsimile or pdf signature shall be deemed an original, and all such facsimile or pdf signature counterparts, when taken together, shall constitute one agreement.

IN WITNESS WHEREOF, Purchaser and Seller have executed this Amendment as of the date set forth above.

SELLER:

RLJ ONTARIO HOTEL, LP, a Delaware limited partnership

By:	RLJ Ontario Hotel General Partner, LLC, a Delaware limited liability company

	By:	/s/ Thomas J. Baltimore, Jr.

Thomas J. Baltimore, Jr. President

RLJ ONTARIO HOTEL - LESSEE, L.P., a Delaware limited partnership

By:	RLJ Ontario Hotel Lessee General Partner, LLC, a Delaware limited liability company

	By:	/s/ Thomas J. Baltimore, Jr.

Thomas J. Baltimore, Jr. President

RLJ ANAHEIM SUITES HOTEL, L.P., a Delaware limited partnership

By:	RLJ Anaheim Suites Hotel General Partner, LLC, a Delaware limited liability company

	By:	/s/ Thomas J. Baltimore, Jr.

Thomas J. Baltimore, Jr. President

[Signatures continued on next page.]

RLJ ANAHEIM SUITES HOTEL LESSEE, L.P., a Delaware limited partnership

By:	RLJ Anaheim Suites Hotel Lessee General Partner, LLC, a Delaware limited liability company

	By:	/s/ Thomas J. Baltimore, Jr.
Thomas J. Baltimore, Jr. President

RLJ ANAHEIM HOTEL, L.P., a Delaware limited partnership

By:	RLJ Anaheim Hotel General Partner, LLC, a Delaware limited liability company

	By:	/s/ Thomas J. Baltimore, Jr.
Thomas J. Baltimore, Jr. President

RLJ ANAHEIM HOTEL LESSEE, L.P., a Delaware limited liability company

By:	RLJ Anaheim Hotel Lessee General Partner, LLC, a Delaware limited liability company

	By:	/s/ Thomas J. Baltimore, Jr.
Thomas J. Baltimore, Jr. President

[Signatures continued on next page.]

RLJ SAN DIEGO - MISSION VALLEY HOTEL, L.P., a Delaware limited partnership

By:	RLJ San Diego – Mission Valley Hotel General Partner, LLC, a Delaware limited liability company

	By:	/s/ Thomas J. Baltimore, Jr.
Thomas J. Baltimore, Jr. President

RLJ SAN DIEGO - MISSION VALLEY HOTEL LESSEE, L.P., a Delaware limited partnership

By:	RLJ San Diego – Mission Valley Hotel Lessee General Partner, LLC, a Delaware limited liability company

	By:	/s/ Thomas J. Baltimore, Jr.
Thomas J. Baltimore, Jr. President

PURCHASER:

INNKEEPERS USA LIMITED PARTNERSHIP, a Virginia limited partnership,

BY:	Innkeepers Financial corporation, a Virginia corporation, Sole General Partner

	By:	/s/ Mark A. Murphy
	Name:	Mark A. Murphy
	Title:	Vice President

SCHEDULE “C-l”

Additional Contracts and Leases

Property #1 Hilton Ontario:

•	BMI- background music license agreement

•	City of Ontario Refuse

•	OnQ - Hilton brand’s property management system platform

•	Sesac

•	City of LA Airport agreement

•	Audiovisual service agreement

Property #2 Hilton Suites Orange:

•	Anaheim Chamber of Commerce

•	Anaheim O/C Visitor & Convention Bureau

•	Homisco Inc

•	Nationwide Automated Systems

•	Orange Chamber

•	Satellite Cleaners

Property #3 Residence Inn Garden Grove:

•	Hotelnet

Property #4 Residence Inn Mission Valley:

•	Hotelnet

•	Pots of Gold- Verbal agreement for plants to get water

•	Quick Dispense